United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 10, 2004	333-104448
Date of Report (Date of earliest event reported)	Commission File Number

IWT TESORO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	91-2048019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

191 Post Road West, Suite 10, Westport, CT 06880
(Address of Principal Executive Offices) (Zip Code)

(203) 271-2770
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d=2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4(  c))

ITEM 4.01               CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

a.             Resignation of Kantor, Sewell & Oppenheimer, PA.

Effective September 13, 2004, Kantor, Sewell & Oppenheimer, PA (KSO) resigned as the independent public accountant for IWT Tesoro Corporation.  The decision to accept KSO’s resignation was made by Tesoro’s audit committee.

KSO’s resignation follows Tesoro’s filing of its quarterly report on Form 10-Q for the quarter ended June 30, 2004, which report did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

For the fiscal years ended December 31, 2003 and December 31, 2002, and through the date of this Form 8-K, there have been no disagreements with KSO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to KSO’s satisfaction, would have caused it to make references thereto in its report on Tesoro’s financial statements as of and for the fiscal years ended December 31, 2003 and December 31, 2002.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31, 2003 and December 31, 2002 and through the date of this Form 8-K.

Tesoro has requested KSO to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing disclosures.  A copy of that letter, dated September 13, 2004, is filed as Exhibit 16.3 to this Form 8-K.

b.                                      Appointment of McGladrey & Pullen, LLP

Effective September 10, 2004, McGladrey & Pullen, LLP was appointed as Tesoro’s independent public accountant. McGladrey will report on Tesoro’s consolidated statements of financial condition as of December 31, 2004 and the consolidated statement of operations, changes in stockholders’ equity and cash flows for the same fiscal period.  McGladrey will also perform a review of the unaudited condensed quarterly financial statements to be included in Tesoro’s quarterly reports on Form 10-Q.  Tesoro’s audit committee approved retaining McGladrey as Tesoro’s new independent public accountants.

During the fiscal years ended December 31, 2003 and December 31, 2002 and the subsequent interim period prior to McGladrey’s engagement, Tesoro has not engaged McGladrey as either the principal accountant to audit Tesoro’s financial statements, or as an independent public accountant to audit any of Tesoro’s significant subsidiaries and on whom McGladrey is expected to express reliance in its report.  Additionally, neither Tesoro nor someone on its behalf consulted with McGladrey regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit option that might be rendered on Tesoro’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K)  and the related instructions thereto) or a reportable item (as described in Item 304(a)(1)(v)), during Tesoro’s two most recent fiscal years or any subsequent interim period.

Item 9.01                     FINANCIAL STATEMENTS and EXHIBITS

 (c)          Exhibits

EXHIBIT NUMBER DESCRIPTION

16.3                           Letter from Kantor, Sewell & Oppenheimer to the Securities and Exchange Commission dated September 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004	IWT TESORO CORPORATION

/s/ Henry J. Boucher, Jr., President
By: Henry J. Boucher, Jr., President